UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

THUNDER MOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11770 W. President Drive, Ste. F
 Boise, Idaho, United States 83713
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (208) 658-1037

11770 W. President Dr., Ste. F
 Boise, Idaho, 83713 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	THMG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 8, 2026, Thunder Mountain Gold, Inc. (the "Company") issued a press release announcing that its board of directors has approved the proposed issuance of up to 1,578,036 Common Shares at a deemed price per Common Share of US$0.70 (CAD$1.00) to settle outstanding compensations payable to the President and Chief Executive Officer (the "Insider") and to certain former service providers of the Company, including one former officer, in aggregate debt amount of US$1,104,625 (CAD$1,578,036) (the "Debt Settlement").

The issuance of 670,714 Common Shares to the Insider in satisfaction of US$469,500 constitutes a "related party transaction" as defined in Multilateral Instrument 61-101 - Protection of Minority Securityholders in Special Transactions ("MI 61-101"). The Company is relying on the exemption from valuation requirement and minority approval pursuant to subsections 5.5(a) and 5.7(1)(a) of MI 61-101, respectively, as the participation by the Insider in the Debt Settlement does not represent more than 25% of the fair market value of the Company's market capitalization.

The completion of the Debt Settlement remains subject to the approval of the TSX Venture Exchange.

The Common Shares have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or any U.S. state securities laws. The Common Shares will constitute "restricted securities" under the Securities Act and shall bear a U.S. restrictive legend, in addition to such additional legends as shall be required under applicable Canadian securities legislation and the policies of the TSX Venture Exchange.

The Common Shares issued in the Debt Settlement will be subject to a four-month hold period in accordance with the policies of the TSX Venture Exchange and applicable Canadian securities legislation, in addition to such other restrictions as may apply under the Securities Act.

A copy of the press release is furnished herewith as Exhibit 99.1.

The press release and this Current Report on Form 8-K do not constitute an offer to sell, or a solicitation of an offer to buy any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Section 8 - Other Events

Item 8.01 Other Events.

On July 8, 2026, the Company issued a press release pursuant to Rule 135c under the Securities Act announcing that its board of directors has approved a non-brokered private placement, as described further below, for an aggregate value of up to approximately US$6.4 million in gross proceeds raised through the issuance of units of the Company (each, a "Unit") at a price of US$0.70 (CAD$1.00) (the "Private Placement"). Each Unit will consist of one share of the Company's common stock (each, a "Common Share") and one-half common share purchase warrant (each whole warrant, a "Warrant"). Each Warrant will entitle the holder to purchase one additional Common Share (each, a "Warrant Share") at a price of US$1.00 (CAD$1.42) for a period of 24 months from the date of issuance. Subject to regulatory approval, the Company may close the Private Placement in one or more tranches.

The proceeds raised pursuant to the Private Placement will be used for advancing the South Mountain Project, including drilling, assaying, geophysical surveys, and general administration to carry out these programs.

The completion of the Private Placement remains subject to the approval of the TSX Venture Exchange.

The Units, the underlying Common Shares and Warrants, and the Warrant Shares issuable upon exercise of the Warrants, have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") , or any U.S. state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Private Placement will be conducted (i) in the United States pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder (the "U.S. Offering"), and (ii) outside the United States pursuant to Regulation S under the Securities Act (the "Regulation S Offering"). The Warrants may not be exercised by or for the account or benefit of a U.S. person or a person in the United States absent an exemption from the registration requirements of the Securities Act and any applicable U.S. state securities laws. The Units, the underlying Common Shares and Warrants, and any Warrant Shares issued upon exercise of the Warrants, will be "restricted securities" under the Securities Act and shall bear a U.S. restrictive legend, in addition to such additional legends as shall be required under applicable Canadian securities legislation and the policies of the TSX Venture Exchange.

The securities issued in the Private Placement will be subject to a four-month hold period in accordance with the policies of the TSX Venture Exchange and applicable Canadian securities legislation, in addition to such other restrictions as may apply under the Securities Act.

A copy of the press release is filed herewith as Exhibit 99.2 in accordance with Rule 135c under the Securities Act.

The press release and this Current Report on Form 8-K do not constitute an offer to sell, or a solicitation of an offer to buy any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release of Thunder Mountain Gold, Inc. regarding the Debt Settlement, dated July 8, 2026.
99.2	Press Release of Thunder Mountain Gold, Inc. regarding the Private Placement, dated July 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

(Registrant)

By: /s/ ERIC T. JONES

Eric T. Jones

President and Chief Executive Officer

Date: July 9, 2026